Note 12 - Income Taxes - Reconciliation of Income Tax Benefit (Expense) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Statutory federal income tax benefit	$ 2,280,643	$ 2,523,688
State tax benefit, net of federal taxes	406,186	515,593
State rate adjustment	(24,434)	(125,150)
Nondeductible/nontaxable items	(10,951)	121,708
NOL and deferred only adjustments	(571,133)	(59,913,532)
Other	(6,641)	(5,182)
Change in valuation allowance	(2,073,670)	56,882,875
Total income tax benefit	$ 0	$ 0